POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Gregory D. Brenneman
                                           -------------------------------------
                                           Printed Name: Gregory D. Brenneman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Chris T. Kenny
                                           -------------------------------------
                                           Printed Name: Chris T. Kenny

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Lawrence W. Kellner
                                           -------------------------------------
                                           Printed Name: Lawrence W. Kellner

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Richard W. Pogue
                                           -------------------------------------
                                           Printed Name: Richard W. Pogue

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Douglas H. McCorkindale
                                           -------------------------------------
                                           Printed Name: Douglas H. McCorkindale

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Gordon M. Bethune
                                           -------------------------------------
                                           Printed Name: Gordon M. Bethune

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Thomas J. Barrack, Jr.
                                           -------------------------------------
                                           Printed Name: Thomas J. Barrack, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ David Bonderman
                                           -------------------------------------
                                           Printed Name: David Bonderman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Kirbyjon H. Caldwell
                                           -------------------------------------
                                           Printed Name: Kirbyjon H. Caldwell

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Patrick Foley
                                           -------------------------------------
                                           Printed Name: Patrick Foley

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ George G. C. Parker
                                           -------------------------------------
                                           Printed Name: George G. C. Parker

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ William S. Price III
                                           -------------------------------------
                                           Printed Name: William S. Price III

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Donald L. Sturm
                                           -------------------------------------
                                           Printed Name: Donald L. Sturm

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Karen Hastie Williams
                                           -------------------------------------
                                           Printed Name: Karen Hastie Williams

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Charles A. Yamarone
                                           -------------------------------------
                                           Printed Name: Charles A. Yamarone

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to
(i) do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director and/or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director and/or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the offering of those certain 6% Convertible Preferred Securities, Term Income Deferrable Equity Securities ("TIDES") of Continental Airlines Finance Trust II, the 6% Convertible Junior Subordinated Debentures due 2030 of the Company related thereto, the Preferred Securities Guarantee of the TIDES by the Company and the Class B Common Stock of the Company issuable thereunder (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof, and (ii) to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

         IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.

Date: February 6, 2001                     /s/ Gerald Laderman
                                           -------------------------------------
                                           Printed Name: Gerald Laderman